1 Snap One Reports Fiscal First Quarter 2024 Results CHARLOTTE, N.C. – May 7, 2024 – Snap One Holdings Corp. (Nasdaq: SNPO) (“Snap One,” the “Company,” “we,” or “our”), a provider of smart-living products, services, and software to professional integrators, reported financial results for the fiscal first quarter ended March 29, 2024. Recent Developments On April 14, 2024, Snap One executed a merger agreement, whereby Resideo Technologies, Inc. (“Resideo”), a leading manufacturer and distributor of technology-driven products and solutions, agreed to acquire Snap One in an all-cash transaction for $10.75 per share (the “Merger”). The transaction is expected to be completed in the second half of 2024 and is subject to customary closing conditions, including receipt of applicable antitrust and other regulatory approvals. Snap One will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed to Snap One’s stockholders. INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER. Snap One’s stockholders may obtain free copies of the documents we file with the SEC through the Investor Relations portion of Snap One’s website at investors.snapone.com under the link “Reports and Filings” and then under the link “SEC Filings” or by contacting Snap One’s Investor Relations Department by (a) mail at 1355 W. Innovation Way, Suite 125, Lehi, UT 84043, (b) telephone at (949) 574-3860, or (c) e-mail at IR@snapone.com. Fiscal First Quarter 2024 Financial Results Results compare 2024 fiscal first quarter end (March 29, 2024) to 2023 fiscal first quarter end (March 31, 2023) unless otherwise indicated. The Company’s fiscal first quarter in both years reflects a 13- week period. Results are presented on an as-reported basis, unless otherwise indicated. ● Net sales decreased 2.4% to $246.1 million from $252.0 million in the comparable year-ago period. ● Selling, general, and administrative (SG&A) expenses decreased 3.2% to $90.8 million (36.9% of net sales) from $93.8 million (37.2% of net sales) in the comparable year-ago period. ● Net loss increased $8.4 million to $22.9 million (-9.3% of net sales) compared to net loss of $14.5 million (-5.8% of net sales) in the comparable year-ago period. ● Contribution margin, a non-GAAP measurement of operating performance reconciled below, increased 2.1% to $108.5 million (44.1% of net sales) from $106.2 million (42.1% of net sales) in the comparable year-ago period. ● Adjusted EBITDA, a non-GAAP measurement of operating performance reconciled below, decreased 0.8% to $22.5 million (9.1% of net sales) compared to $22.7 million (9.0% of net sales) in the comparable year-ago period. ● Adjusted net (loss) income, a non-GAAP measurement of operating performance reconciled below, decreased to a loss of $10.0 million (-4.1% of net sales) from an adjusted net income of $3.4 million (1.3% of net sales) in the comparable year-ago period.

2 ● Net cash provided by operating activities totaled $6.0 million compared to net cash used in operating activities of $2.6 million in the comparable year-ago period. ● Free cash flow, a non-GAAP measurement of operating performance reconciled below, totaled $3.9 million compared to $(11.8) million in the comparable year-ago period. ● As of March 29, 2024, cash and cash equivalents were $41.3 million compared to $61.0 million at the end of fiscal year 2023. Conference Call As a result of the Company’s pending acquisition by Resideo, Snap One will be foregoing its customary quarterly conference call. About Snap One As a leading distributor of smart-living technology, Snap One empowers its vast network of professional integrators to deliver entertainment, connectivity, control, and security solutions to residential and commercial end users worldwide. Snap One distributes an expansive portfolio of proprietary and third-party products through its intuitive online portal and local branch network, blending the benefits of e-commerce with the convenience of same-day pickup. In addition to products, the Company provides software, award-winning support, and digital workflow tools to help its integrator partners build thriving and profitable businesses. Additional information about Snap One can be found at snapone.com. Snap One intends to use its website as a means of disclosing material, non-public information and for complying with its disclosure obligations under Regulation FD. Such disclosures will be included in the Investor Relations section of the Snap One website at investors.snapone.com. Accordingly, investors should monitor such portion of the website, in addition to following the Company’s press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release contains certain non-GAAP financial measures, including contribution margin, adjusted EBITDA, adjusted net (loss) income, and free cash flow. A non-GAAP financial measure is generally defined as a numerical measure of a company’s financial or operating performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP. We use the following non-GAAP measures to help us monitor the performance of our business, identify trends affecting our business and assist us in making strategic decisions: Contribution margin, which is defined as net sales, less cost of sales, exclusive of depreciation and amortization, divided by net sales. Adjusted EBITDA, which is defined as net loss, plus interest expense, income tax expense (benefit), depreciation and amortization, other expense (income), net, further adjusted to exclude equity-based compensation, acquisition-related and integration-related costs and certain other non-recurring, non- core, infrequent or unusual charges as set forth in the reconciliation in this section below. Adjusted net (loss) income, which is defined as net loss, plus amortization, further adjusted to exclude equity-based compensation, acquisition-related and integration-related costs, (income) expense related to the interest rate cap and certain non-recurring, non-core, infrequent or unusual charges,

3 including the estimated tax impacts of these adjustments, as set forth in the reconciliation in this section below. Free cash flow, which is defined as net cash provided by (used in) operating activities less capital expenditures, which consist of purchases of property and equipment as well as purchases of information technology, software development, and leasehold improvements. Contribution margin, adjusted EBITDA, adjusted net (loss) income, and free cash flow are key measures used by management to understand and evaluate our financial performance, generate future operating plans, make strategic decisions regarding the allocation of capital, and analyze investments in initiatives that are focused on cultivating new markets for our products and services. We believe contribution margin, adjusted EBITDA, adjusted net (loss) income, and free cash flow are useful measurements for analysts, investors, and other interested parties to evaluate companies in our markets as they help identify underlying trends that could otherwise be masked by certain expenses that we do not consider indicative of our ongoing performance. Contribution margin, adjusted EBITDA, adjusted net (loss) income, and free cash flow have limitations as analytical tools. These measures are not calculated in accordance with GAAP and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition, contribution margin, adjusted EBITDA, adjusted net (loss) income, and free cash flow may not be comparable to similarly titled metrics of other companies due to differences among the methods of calculation. Cautionary Statements Concerning Forward-Looking Statements Certain statements contained in this press release constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, which reflect our current views with respect to, among other things, the anticipated closing of our agreement to be acquired by Resideo. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “project,” “forecast,” “targets,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to the risks related to our business and industry, risks related to our products, risks related to our manufacturing and supply chain, risks related to our distribution channels, risks related to laws and regulations, risks related to cybersecurity and privacy, risks related to intellectual property, risks related to our international operations, risks related to our indebtedness, risks related to interest rate and exchange rate volatility, risks related to our financial statements, risks related to our common stock, and other risks as described under the section entitled “Risk Factors” in our latest Annual Report on Form 10-K filed with the SEC, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and, except as required by law, we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Contacts

4 Media: Danielle Karr Director, Public Relations & Events Danielle.Karr@SnapOne.com Investors: Tom Colton and Chris Adusei-Poku Gateway Group 949-574-3860 IR@SnapOne.com -Financial Tables to Follow-

5 Snap One Holdings Corp. and Subsidiaries Condensed Consolidated Statements of Operations (unaudited, in thousands, except per share amounts) March 29, March 31, 2024 2023 Net sales $ 246,078 $ 252,040 Costs and expenses: Cost of sales, exclusive of depreciation and amortization 137,611 145,813 Selling, general, and administrative expenses 90,820 93,797 Depreciation and amortization 15,369 15,202 Total costs and expenses 243,800 254,812 Income (loss) from operations 2,278 (2,772) Other expenses (income): Interest expense 14,237 13,949 Other expense (income), net (51) 827 Total other expenses 14,186 14,776 Loss before income taxes (11,908) (17,548) Income tax expense (benefit) 11,025 (3,000) Net loss $ (22,933) $ (14,548) Net loss per share, basic and diluted $ (0.30) $ (0.19) Weighted average shares outstanding, basic and diluted 76,360 75,291 Three Months Ended

6 March 29, 2024 December 29, 2023 Assets Current assets: Cash and cash equivalents $ 41,251 $ 61,023 Accounts receivable, net 45,340 45,879 Inventories 249,241 268,793 Prepaid expenses 23,403 21,067 Other current assets 2,312 2,678 Total current assets 361,547 399,440 Long-term assets: Property and equipment, net 44,595 45,560 Goodwill 592,186 592,389 Other intangible assets, net 492,693 505,077 Operating lease right-of-use assets 49,752 51,851 Other assets 9,042 8,611 Total assets $ 1,549,815 $ 1,602,928 Liabilities and stockholders’ equity Current liabilities: Current maturities of long-term debt $ 3,900 $ 3,900 Accounts payable 59,202 67,295 Accrued liabilities 58,513 62,631 Current operating lease liability 11,611 11,456 Current tax receivable agreement liability 12,827 21,107 Total current liabilities 146,053 166,389 Long-term liabilities: Long-term debt, net of current portion 495,070 495,620 Deferred income tax liabilities, net 33,809 26,975 Operating lease liability, net of current portion 49,582 52,090 Tax receivable agreement liability, net of current portion 67,735 80,929 Other liabilities 18,997 21,068 Total liabilities 811,246 843,071 Commitments and contingencies Stockholders’ equity: Common stock, $0.01 par value, 500,000 shares authorized; 76,472 shares issued and outstanding as of March 29, 2024 and 75,944 shares issued and outstanding at December 29, 2023 765 759 Preferred stock, $0.01 par value; 50,000 shares authorized, no shares issued and outstanding — — Additional paid-in capital 873,746 872,065 Accumulated deficit (132,347) (109,414) Accumulated other comprehensive loss (3,595) (3,553) Total stockholders’ equity 738,569 759,857 Total liabilities and stockholders’ equity $ 1,549,815 $ 1,602,928 As of Snap One Holdings Corp. and Subsidiaries Condensed Consolidated Balance Sheets (unaudited, in thousands, except par value)

7 Snap One Holdings Corp. and Subsidiaries Condensed Consolidated Statements of Cash Flows (unaudited, in thousands) March 29, 2024 March 31, 2023 Cash flows from operating activities: Net loss $ (22,933) $ (14,548) Adjustments to reconcile net loss to net cash from operating activities: Depreciation and amortization 15,369 15,202 Amortization of debt issuance costs 827 772 Deferred income taxes 6,601 (5,869) Equity-based compensation 5,913 7,763 Non-cash operating lease expense 2,518 3,310 Bad debt expense 159 307 Non-cash compensation forfeiture (1,787) — Interest rate cap (income) expense (170) 818 Fair value adjustment to contingent value rights (1,200) 600 Valuation adjustment to TRA liability (367) 144 Other, net — 130 Change in operating assets and liabilities: Accounts receivable (173) (2,614) Inventories 18,435 1,205 Prepaid expenses and other assets (2,261) 1,268 Accounts payable, accrued liabilities, and operating lease liabilities (14,964) (11,118) Net cash provided by (used in) operating activities 5,967 (2,630) Cash flows from investing activities: Purchases of property and equipment (2,080) (9,164) Other, net — 39 Net cash used in investing activities (2,080) (9,125) Cash flows from financing activities: Payments on long-term debt (1,300) (1,300) Proceeds from revolving credit facility — 38,000 Proceeds from interest rate cap 490 — Repurchase and retirement of common stock — (293) Payment of tax withholding obligation on settlement of equity awards (2,439) (1,024) Payments of tax receivable agreement (21,107) (10,191) Payments of contingent consideration — (250) Net cash (used in) provided by financing activities (24,356) 24,942 Effect of exchange rate changes on cash and cash equivalents 697 148 Net increase (decrease) in cash and cash equivalents (19,772) 13,335 Cash and cash equivalents at beginning of the period 61,023 21,117 Cash and cash equivalents at end of the period $ 41,251 $ 34,452 Supplementary cash flow information: Cash paid for interest $ 14,341 $ 14,098 Cash paid for taxes, net $ 519 $ 969 Noncash investing and financing activities: Capital expenditure in accounts payable $ 238 $ 937 Three Months Ended

8 Snap One Holdings Corp. and Subsidiaries Reconciliation of Net Loss to Adjusted EBITDA (unaudited, in thousands) March 29, March 31, 2024 2023 Net loss $ (22,933) $ (14,548) Interest expense 14,237 13,949 Income tax expense (benefit) 11,025 (3,000) Depreciation and amortization 15,369 15,202 Other expense (income), net (51) 827 Equity-based compensation 5,913 7,763 Compensation expense for payouts in lieu of TRA participation (a) (1,687) 279 Fair value adjustment to contingent value rights (b) (1,200) 600 IT system transition costs (c) 19 133 Severance cost (d) — 1,276 Deferred acquisition payments (e) — 78 Other professional services costs (f) — 38 Other (g) 1,805 75 Adjusted EBITDA $ 22,497 $ 22,672 Three Months Ended

9 Snap One Holdings Corp. and Subsidiaries Reconciliation of Net Loss to Adjusted Net (Loss) Income (unaudited, in thousands) (a) Represents expense, net of forfeitures, related to payments to certain pre-IPO owners in lieu of their participation in the TRA. Management does not believe such costs are indicative of our ongoing operations as they are one-time awards specific to the establishment of the TRA. (b) Represents noncash gains and losses recorded from fair value adjustments related to CVR liabilities. Fair value adjustments related to CVR liabilities represent potential obligations to the prior sellers in conjunction with the acquisition of the Company by investment funds managed by Hellman & Friedman, LLC (“H&F”) in August 2017. (c) Represents costs associated with the implementation of enterprise resource planning systems, customer resource management systems, and business intelligence systems as part of our initiative to modernize our information technology (“IT”) infrastructure. (d) Severance cost associated with various restructuring actions such as warehouse relocation, departmental reorganization, and focused reduction in workforce. (e) Represents expenses incurred related to deferred payments to employees associated with historical acquisitions. The deferred payments are cash retention awards for key personnel from the acquired companies and were paid to employees through 2023. Management does not believe such costs are indicative of our ongoing operations as they are one-time awards specific to acquisitions and are incremental to our typical compensation costs incurred and we do not expect such costs to be reflective of future increases in base compensation expense. (f) Represents professional service fees associated with management remediation of the material weakness that was disclosed as part of our initial Registration Statement, preparation for compliance with the March 29, March 31, 2024 2023 Net loss $ (22,933) $ (14,548) Amortization 12,145 12,437 Equity-based compensation 5,913 7,763 Foreign currency loss (gain) 1,090 (58) Interest rate cap (income) expense (170) 818 Compensation expense for payouts in lieu of TRA participation (a) (1,687) 279 Fair value adjustment to contingent value rights (b) (1,200) 600 IT system transition costs (c) 19 133 Severance cost (d) — 1,276 Deferred acquisition payments (e) — 78 Other professional services costs (f) — 38 Other (g) 1,693 — Income tax effect of adjustments (h) (4,915) (5,450) Adjusted Net (Loss) Income $ (10,045) $ 3,366 Three Months Ended

10 Sarbanes-Oxley Act (“SOX”), the implementation of new accounting standards, and accounting for non- recurring transactions. (g) Represents non-recurring expenses related to consulting, restructuring, and other expenses, including costs associated with the merger agreement, which management believes are not representative of our operating performance. (h) Represents the tax impacts with respect to each adjustment noted above after considering the impact of permanent differences using the statutory tax rate related to the applicable federal and foreign jurisdictions and the blended state tax rate.

11 Snap One Holdings Corp. and Subsidiaries Contribution Margin (unaudited, in thousands) (a) Cost of sales for the three months ended March 29, 2024 and March 31, 2023 excludes depreciation and amortization of $15.4 million and $15.2 million, respectively. March 29, March 31, 2024 2023 Net sales $ 246,078 $ 252,040 Cost of sales, exclusive of depreciation and amortization (a) 137,611 145,813 Net sales less cost of sales, exclusive of depreciation and amortization $ 108,467 $ 106,227 Contribution Margin 44.1% 42.1 % Three Months Ended

12 Snap One Holdings Corp. and Subsidiaries Free Cash Flow (unaudited, in thousands) March 29, March 31, 2024 2023 Net cash provided by (used in) operating activities $ 5,967 $ (2,630) Purchases of property and equipment (2,080) (9,164) Free Cash Flow $ 3,887 $ (11,794) Three Months Ended

13 Snap One Holdings Corp. and Subsidiaries Revenue by Geography (unaudited, in thousands) (a) “Domestic integrators” is defined as professional “do-it-for-me” integrators who transact with Snap One through a traditional integrator channel in the United States. (b) “Domestic other” is defined as revenue generated through managed transactions with non-integrator customers, such as national accounts. (c) “International” consists of all integrators and distributors who transact with Snap One outside of the United States. (d) Certain amounts, including ANLA, LLC (“Access Networks”) net sales, have been reclassified to conform to the current period presentation. March 29, March 31, 2024 2023 (d) Domestic integrators (a) $ 211,342 $ 214,543 Domestic other (b) 5,403 4,176 International (c) 29,333 33,321 Total $ 246,078 $ 252,040 Three Months Ended

14 Snap One Holdings Corp. and Subsidiaries Revenue by Product Type (unaudited, in thousands) (a) Proprietary products consist of products and services internally developed by Snap One and sold under one of Snap One’s proprietary brands. (b) Third-party products consist of products that Snap One distributes but to which Snap One does not own the intellectual property. March 29, March 31, 2024 2023 Proprietary products (a) $ 163,621 $ 171,375 Third-party products (b) 82,457 80,665 Total $ 246,078 $ 252,040 Three Months Ended